                                                                    Exhibit 4.13

     *** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPERATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.







                          Purchase Agreement No. 3032

                                     between

                               The Boeing Company

                                      and

                    China Eastern Airlines Corporation, Ltd.

                                   ----------

          This Purchase Agreement No. 3032 dated as of DECEMBER 20, 2005 between The Boeing Company (BOEING) and China Eastern Airlines Corporation, Ltd. (CUSTOMER) relating to the purchase and sale of Model 737-79P and 737-89P aircraft together with all tables, exhibits, supplemental exhibits, letter agreement and other attachments thereto, if any, (PURCHASE AGREEMENT) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of March 7, 2001 between the parties, identified as AGTA-CEA (AGTA).

Article 1. Quantity, Model and Description.

          The aircraft to be delivered to Customer will be designated as Model 737-79P and 737-89P aircraft (the AIRCRAFT). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A-l and A-2 in the quantities listed in Table 1, Table 2, Table 3 and Table 4 to the Purchase Agreement.

Article 2. Delivery Schedule.

          The scheduled months of delivery of the Aircraft are listed in the attached Table 1, Table 2, Table 3 and Table 4. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3. Price.

          3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1, Table 2, Table 3 and Table 4 in subject to escalation dollars.

          3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1, Table 2, Table 3 and Table 4 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.


P.A. No. 3032                           1                                  S.A.1
                               BOEING PROPRIETARY

Article 4. Payment.

          4.1 Boeing has not yet received a deposit in the amount shown in Table 1, Table 2, Table 3 and Table 4 for each Aircraft (DEPOSIT), and therefore, the Deposit will be paid on the effective date of the Purchase Agreement.

          4.2 The standard advance payment schedule for the Model 737-79P and 737-89P aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of *** less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1, Table 2, Table 3 and Table 4.

          4.3 For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4 above.

          4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5. Miscellaneous.

          5.1 Aircraft Information Table. Table 1, Table 2, Table 3 and Table 4 consolidate information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.


P.A. No. 3032                           2                                 S.A. 1
                               BOEING PROPRIETARY

                                   TABLE 1 TO
                           PURCHASE AGREEMENT NO. 3032

                                BLOCK A AIRCRAFT

           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

AIRFRAME MODEL/MTOW:                    737-79P   140,000 pounds
ENGINE MODEL/THRUST:                 CFM56-7B22    22,OOO pounds
AIRFRAME PRICE:                                       ***
OPTIONAL FEATURES:                                    ***
SUB-TOTAL OF AIRFRAME AND FEATURES:                   ***
ENGINE PRICE (PER AIRCRAFT):                          ***
AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):             ***
BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:             ***
SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:            ***
REFUNDABLE DEPOSIT/AIRCRAFT AT PROPOSAL ACCEPT:          $95,000
DETAIL SPECIFICATION:                             D019A001; April 30, 2004
AIRFRAME PRICE BASE YEAR/ESCALATION FORMULA:      Jul-05   ECI-W Afm
ENGINE PRICE BASE YEAR/ESCALATION FORMULA:        N/A      N/A

AIRFRAME ESCALATION DATA:
BASE YEAR INDEX (ECI):                                ***
BASE YEAR INDEX (ICI):                                ***

                                                                              ADVANCE PAYMENT PER AIRCRAFT
                         ESCALATION                ESCALATIION ESTIMATE    (AMTS. DUE/MOS. PRIOR TO DELIVERY):
 DELIVERY    NUMBER OF     FACTOR                    ADV PAYMENT BASE     ------------------------------------
   DATE       AIRCRAFT   (AIRFRAME)      ***           PRICE PER A/P         ***          ***          ***
----------   ---------   ----------   ----------   --------------------   ----------   ----------   ----------
***              1       ***          ***               ***               ***          ***          ***
***              1       ***          ***               ***               ***          ***          ***
***              1       ***          ***               ***               ***          ***          ***
TOTAL            3

P.A NO.3032
38840-1F.TXT                   BOEING PROPRIETARY                         S.A. 1

                                   TABLE 2 TO
                           PURCHASE AGREEMENT NO. 3032

                                BLOCK B AIRCRAFT

           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

AIRFRAME MODEL/MTOW:                    737-800   164,000 pounds
ENGINE MODEL/THRUST:                 CFM56-7B26    26,4OO pounds
AIRFRAME PRICE:                                       ***
OPTIONAL FEATURES:                                    ***
SUB-TOTAL OF AIRFRAME AND FEATURES:                   ***
ENGINE PRICE (PER AIRCRAFT):                          ***
AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):             ***
BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:             ***
SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:            ***
REFUNDABLE DEPOSIT/AIRCRAFT AT PROPOSAL ACCEPT:       ***
DETAIL SPECIFICATION:                             D019A001CEA38P-1 REV B
                                                  (10/3/2005)
AIRFRAME PRICE BASE YEAR/ESCALATION FORMULA:      Jul-05   ECI-W Afm
ENGINE PRICE BASE YEAR/ESCALATION FORMULA:        N/A      N/A

AIRFRAME ESCALATION DATA:
BASE YEAR INDEX (ECI):                                ***
BASE YEAR INDEX (ICI):                                ***

                                                                                     ADVANCE PAYMENT PER AIRCRAFT
                          ESCALATION                ESCALATIION ESTIMATE          (AMTS. DUE/MOS. PRIOR TO DELIVERY):
 DELIVERY    NUMBER OF      FACTOR                    ADV PAYMENT BASE     -------------------------------------------------
   DATE       AIRCRAFT    (AIRFRAME)      ***           PRICE PER A/P         ***          ***          ***          ***
----------   ---------    ----------   ----------   --------------------   ----------   ----------   ----------   ----------
***          ***          ***          ***               ***               ***          ***          ***          ***
TOTAL            1

P.A NO.3032
38733-1F.TXT                   BOEING PROPRIETARY                         S.A. 1

                                   TABLE 3 TO
                           PURCHASE AGREEMENT NO. 3032

                                BLOCK C AIRCRAFT

           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

AIRFRAME MODEL/MTOW:                                737-79P       140,000 POUNDS
ENGINE MODEL/THRUST:                              CFM56-7B22       22,000 POUNDS
AIRFRAME PRICE:                                                     ***
OPTIONAL FEATURES:                                                  ***
SUB-TOTAL OF AIRFRAME AND FEATURES:                                 ***
ENGINE PRICE (PER AIRCRAFT):                                        ***
AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):                           ***
BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:                           ***
SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:                          ***

REFUNDABLE DEPOSIT/AIRCRAFT AT PROPOSAL ACCEPT:   ***

DETAIL SPECIFICATION:                             D019A001; DATED APRIL 30, 2004
AIRFRAME PRICE BASE YEAR/ESCALATION FORMULA:      JUL-05          ECI-W AFM
ENGINE PRICE BASE YEAR/ESCALATION FORMULA:        N/A             N/A

AIRFRAME ESCALATION DATE:
BASE YEAR INDEX (ECI):                            ***
BASE YEAR INDEX (ICI):                            ***

                           ESCALATION    ESCALATION ESTIMATE   ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO DELIVERY):
DELIVERY     NUMBER OF       FACTOR      ADV PAYMENT BASE      ----------------------------------------------------------------
  DATE        AIRCRAFT     (AIRFRAME)      PRICE PER A/P                 ***          ***          ***          ***
----------   ----------   -----------   --------------------          ----------   ----------   ----------   ----------
***          ***           ***               ***                      ***          ***          ***          ***

***          ***           ***               ***                      ***          ***          ***          ***

***          ***           ***               ***                      ***          ***          ***          ***

***          ***           ***               ***                      ***          ***          ***          ***

***          ***           ***               ***                      ***          ***          ***          ***

***          ***           ***               ***                      ***          ***          ***          ***

***          ***           ***               ***                      ***          ***          ***          ***

***          ***           ***               ***                      ***          ***          ***          ***

***          ***           ***               ***                      ***          ***          ***          ***

***          ***           ***               ***                      ***          ***          ***          ***

***          ***           ***               ***                      ***          ***          ***          ***

Total:          11

P.A.No. 3032
38839-1F.TXT                   BOEING PROPRIETARY                         S.A. 1

                                   TABLE 4 TO
                           PURCHASE AGREEMENT NO. 3032

                                BLOCK D AIRCRAFT

           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

AIRFRAME MODEL/MTOW:                                737-800       164,000 POUNDS
ENGINE MODEL/THRUST:                              CFM56-7B26       28,400 POUNDS
AIRFRAME PRICE:                                                     ***
OPTIONAL FEATURES:                                                  ***
SUB-TOTAL OF AIRFRAME AND FEATURES:                                 ***
ENGINE PRICE (PER AIRCRAFT):                                        ***
AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):                           ***
BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:                           ***
SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:                          ***
REFUNDABLE DEPOSIT/AIRCRAFT AT PROPOSAL ACCEPT:                     ***

DETAIL SPECIFICATION:                             D019A001CEA38P-1 REV B(10/3/2005)
AIRFRAME PRICE BASE YEAR/ESCALATION FORMULA:      JUL-05          BCI-W AFM
ENGINE PRICE BASE YEAR/ESCALATION FORMULA:        N/A             N/A

AIRFRAME ESCALATION DATE:
BASE YEAR INDEX (ECI):                            ***
BASE YEAR INDEX (ICI):                            ***


                          ESCALATION    ESCALATION ESTIMATE    ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO DELIVERY):
DELIVERY     NUMBER OF       FACTOR      ADV PAYMENT BASE      --------------------------------------------- ------------------
  DATE        AIRCRAFT     (AIRFRAME)      PRICE PER A/P                 ***          ***          ***          ***
----------   ----------   -----------   --------------------          ----------   ----------   ----------   ----------
***          ***           ***               ***                      ***          ***          ***          ***

***          ***           ***               ***                      ***          ***          ***          ***

***          ***           ***               ***                      ***          ***          ***          ***

***          ***           ***               ***                      ***          ***          ***          ***

***          ***           ***               ***                      ***          ***          ***          ***

Total:           5

P.A. No. 3032
38746-1F.TXT                   BOEING PROPRIETARY                         S.A. 1

                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                       CHINA EASTERN AIRLINES CORPORATION LTD.

                  EXHIBIT A-1 to Purchase Agreement Number 3032

                          BLOCK A AND BLOCK C AIRCRAFT


P.A. No. 3032                         A-1                                 S.A. 1
                               BOEING PROPRIETARY

                             AIRCRAFT CONFIGURATION

                              Dated APRIL 10, 2006

                                   relating to

                         BOEING MODEL 737-79P AIRCRAFT

     The Detail Specification is Boeing Detail Specification D019A001CEA37P-1, Revision TBD. Such Detail Specification will be comprised of Boeing Configuration Specification D019A001 dated as of April 30, 2004, and shall include the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.


P.A. No. 3032                         A-1-1                               S.A. 1
                               BOEING PROPRIETARY

Exhibit A-l to
Purchase Agreement No. 3032
Page 2


                                                                         2005
                                                                        $ Price
     CR                               Title                             Per A/C
-----------   -----------------------------------------------------   ----------
0110-000026   MINOR MODEL 737-700 PASSENGER AIRPLANE                  ***
0110-000030   MAJOR MODEL 737 AIRPLANE                                ***
0110-000099   LOA-MAJOR MODEL 737 AIRPLANE                            ***
0110-000101   LOA-MINOR MODEL 737-700 PASSENGER AIRPLANE              ***
0160A595A01   AIRPLANE IDENTIFICATION NUMBERS                         ***
0220-000040   FAA TYPE CERTIFICATION                                  ***
0220B777A99   MP-HIGH ALTITUDE AIRPORT OPERATION WITH 2CFM56-7
              ENGINES UP TO 12,000 FEET                               ***
0224-000014   NO EXTENDED RANGE TWIN ENGINE OPERATIONS (ETOPS)        ***
0228-000001   FLIGHT MANUALS IN FAA FORMAT                            ***
0228-000032   OPERATIONS MANUAL IN FAA FORMAT                         ***
0252-000055   METRIC UNITS FOR FLIGHT MANUAL, OPERATIONS MANUAL,
              FUEL QUANTITY SYSTEM, CDS INDICATIONS AND FMCS
              WEIGHTS                                                 ***
0253C390A56   MP-BUYER FURNISHED EQUIPMENT-FLIGHT DECK
              EQUIPMENT-PROCUREMENT REVISION-SPE TO BFE               ***
0253C591A58   MP-BUYER FURNISHED EQUIPMENT-PROCUREMENT REVISION-BFE
              TO SPE                                                  ***
0254-000003   USPHS CERTIFICATE OF SANITARY CONSTRUCTION              ***
0315A595A44   CERTIFIED STRUCTURAL DESIGN AND OPERATIONAL WEIGHTS
              737-700-CEA 136,000 LB MTW                              ***
0315B370A25   MP-INCREASE MAXIMUM TAKEOFF WEIGHT FROM 136000 TO
              140000                                                  ***
0315B777A98   MP-CERTIFIED OPERATIONAL AND STRUCTURAL DESIGN
              WEIGHTS                                                 ***
0315C591B21   MP-CERTIFIED OPERATIONAL AND STRUCTURAL DESIGN
              WEIGHTS (140000 MTOW)                                   ***
0352-000003   AIRPLANE CUSTOMIZED LOADING SCHEDULE FOR WEIGHT AND
              BALANCE CONTROL - UNIVERSAL INDEX LOADING               ***
1110A051I59   EXTERIOR COLOR SCHEME AND MARKINGS - 737                ***
1120-000036   ENGINE WARNING STRIPES AND DECALS-FUSELAGE              ***
1120-000135   REGISTRY MARKINGS ON WING-24 INCH HEIGHT                ***
1120A136A42   REGISTRY MARKINGS ON WING-UPPER SURFACE OF RIGHT
              WING-24 INCH HEIGHT                                     ***
1120A277A15   CHINESE DECALS - INSTALLATION-ENTRY/SERVICE DOORS       ***
1120A625E82   EXTERIOR PLACARDS AND MARKINGS - BI-LINGUAL - CHINESE
              AND ENGLISH - COMPLETE MAINTENANCE AND SERVICING
              STENCILS & DECALS                                       ***
1127B554B68   MP - MAINTENANCE MARKINGS - INSTL - BILINGUAL INFLATE
              TIRES WITH NITROGEN ONLY STENCILS                       ***
1130-000060   LOWER LOBE CARGO COMPARTMENT LOADING PLACARDS -
              KILOGRAMS PER SQUARE METER                              ***
1130A051K12   INSTALL INTERIORS PASSENGER COMPARTMENT PLACARDS AND
              MARKINGS-737                                            ***
113OA397A08   CAAC BILINGUAL PLACARD INSTALLATION - CARGO
              COMPARTMENT                                             ***
1130B636A65   MP - PASSENGER COMPARTMENT PLACARDS AND MARKINGS -
              REVISION-CEA 737-700                                    ***
2130-000010   600 FPM CABIN PRESSURE ASCENT RATE                      ***


PA. No. 3032                          A-l-2                               S.A. 1
                               BOEING PROPRIETARY

Exhibit A-1 to
Purchase Agreement No. 3032
Page 3


                                                                         2005
                                                                        $ Price
     CR                               Title                             Per A/C
-----------   -----------------------------------------------------   ----------
2130-000012   350 FPM CABIN PRESSURE DESCENT RATE                     ***
2158-000002   NO BLOW THROUGH COOLING - E8 RACK                       ***
2160-000024   CABIN TEMPERATURE INDICATION - DEGREES CELSIUS          ***
2170-000021   OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC
              CONVERTERS                                              ***
2210-000003   AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO
              LOCALIZER CAPTURE                                       ***
2210-000121   AUTOFLIGHT - ACTIVATION OF CONTROL WHEEL STEERING
              REVERSION IN APPROACH MODE                              ***
2210-000123   AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL   ***
2210-000128   AUTOFLIGHT - CONTROL WHEEL STEERING WARNING             ***
2210-000130   AUTOFLIGHT - AIRSPEED DEVIATION WARNING                 ***
2210-000142   AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET              ***
2210-000221   AUTOFLIGHT - MODE CONTROL PANEL WITH SPEED AND
              ALTITUDE INTERVENTION                                   ***
2210A051A79   MP-DFCS-FLIGHT DIRECTOR TAKEOFF MODE-HEADING SELECT
              IN LIEU OF WINGS LEVEL                                  ***
2210C430A09   MP-AUTOFLIGHT GO AROUND ROLL MODE NAV IN LIEU OF
              TRACKHOLD                                               ***
2230-000137   AUTOTHROTTLE - MCS - TAKEOFF PROFILE THRUST REDUCTION
              ALTITUDE                                                ***
2310A213A74   COMMUNICATIONS CONTROL PANELS - TRIPLE GABLES RADIO
              TUNING PANELS CAPABLE OF (2) HF SYSTEMS AND (3) VHF
              SYSTEMS (8.33 KHZ CAPABLE) P/N G7404-24 - BFE/SPE       ***
2310B370D70   MP-COMMUNICATIONS CONTROL PANELS-REPLACEMENT-TRIPLE
              GABLES RADIO TUNING PANELS                              ***
2311-000304   HF COMMUNICATIONS - SYSTEM INSTALLATION OF SINGLE
              HONEYWELL INTERNATIONAL INC. HF
              TRANSCEIVER - P/N 964-0452-011 - AND DIGITAL HF
              COUPLER - P/N 964-0453-011 - BFE/SPE                    ***
2311A083D64   MP-HF COMMUNICATIONS-SINGLE ROCKWELL  HF VOICE/DATA
              TRANSCEIVER IN LIEU OF SINGLE ALLIEDSIGNAL HF
              VOICE/DATA TRANSCEIVER                                  ***
2311B694B22   MP - HF COMMUNICATIONS SYSTEM - INSTALLATION - DUAL
              ROCKWELL HF TRANSCEIVERS IN LIEU OF SINGLE ROCKWELL
              HF TRANSCEIVERS - BFE                                   ***
2311C028G37   MP - HF COMMUNICATIONS SYSTEM - REPLACEMENT-HF VOICE/
              DATA TRAMSCEIVERS AND COUPLERS - ROCKWELL COLLINS -
              BFE                                                     ***
2312-000428   VHF COMMUNICATIONS - SYSTEM INSTALLATION OF TRIPLE
              ALLIEDSIGNAL RTA-44D FM IMMUNE ARINC 716/750 VHF
              TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING AND CMC
              INTERFACE CAPABILITIES - 064-50000-0110 - BFE/SPE       ***
2321-000047   SELCAL - GABLES CONTROL PANEL - P/N G7165-01            ***
2321A213B46   SELCAL - TEAM FIVE CHANNEL DECODER - P/N SL3924AA01 -
              BFE/SPE                                                 ***
2322-000249   ACARS - PARTIAL PROVISIONS FOR SINGLE  ARINC 724B
              ACARS                                                   ***
2322-000393   ACARS - ARINC 716 VHF VOICE MODE PROTECTION             ***


P.A. NO. 3032                         A-1-3                               S.A. 1
                               BOEING PROPRIETARY

Exhibit A-l to
Purchase Agreement No. 3032
Page 4


                                                                         2005
                                                                        $ Price
     CR                               Title                             Per A/C
-----------   -----------------------------------------------------   ----------
2322A213B84   ACARS MANAGEMENT UNIT ARINC 724B UPGRADEABLE TO
              CMU - ALLIEDSIGNAL - INSTALLATION INTO EXISTING
              PARTIAL PROVISIONS - P/N 965-0758-001 - BFE/SPE         ***
2324B691A37   MP-EMERGENCY LOCATOR TRANSMITTER                        ***
2331A683A21   PASSENGER ADDRESS (PA) SYSTEM - SELECTED
              FEATURES - CHINA EASTERN (CEA) - INSTALLATION           ***
2331A683A25   PASSENGER ADDRESS - PRE-RECORDED ANNOUNCEMENT
              AND BOARDING MUSIC SYSTEM - MATSUSHITA - CHINA
              EASTERN (CEA)                                           ***
2331B815B53   MP - ADD UPGRADED OPERATIONAL SOFTWARE TO
              EXISTING PRE - RECORDED ANNOUNCEMENT AND
              BOARDING MUSIC MACHINE - BFE                            ***
2331C564B39   MP - PASSENGER ADDRESS - REVISION - PRAM/BMM -
              40 MB - CAP AND STOW NO-SMOKING
              DISCRETE - MATSUSHITA - BFE                             ***
2332-002423   VIDEO ENTERTAINMENT - OVERHEAD VIDEO
              SYSTEM - PARTIAL PROVISIONS - VIDEO DISTRIBUTION
              UNIT (VDU) BASED SYSTEMS                                ***
2332A612B87   VIDEO ENTERTAINMENT - OVERHEAD PSU VIDEO SYSTEM -
              MATSUSHITA - INSTALLATION - CHINA EASTERN(CEA)-
              BFE                                                     ***
2332A857C55   AIRSHOW 420 WITH AIRSHOW CONTROL UNIT - BFE/SPE         ***
2332A857C65   PARTIAL PROVISIONS FOR AIRSHOW 420 PASSENGER
              FLIGHT INFORMATION SYSTEM                               ***
2332B815G35   MP - OVERHEAD VIDEO ENTERTAINMENT - REPLACEMENT -
              SINGLE AISLE -MATSUSHITA HI-8 PLAYERS                   ***
2332C564C43   MP - AIRSHOW 420 PFIS - RELOCATION OF DIU               ***
2334C564B38   MP - AUDIO ENTERTAINMENT SYSTEM - INSTALLATION
              MPES MK II - 134 PAX - MATSUSHITA - SPE                 ***
2350B446C20   MP - AUDIO CONTROL PANEL - INSTALLATION -
              AVTECH CORP                                             ***
2351-000034   HAND HELD MICROPHONE - CAPTAIN AND FIRST
              OFFICER - ELECTROVOICE - P/N 903-1341 - BFE/SPE         ***
2351-000036   HAND HELD MICROPHONE - FIRST OBSERVER -
              ELECTROVOICE - P/N 903-1341 - BFE/SPE                   ***
2351-000042   CONTROL WHEEL PUSH TO TALK (PTT) SWITCH -
              STANDARD THREE POSITION                                 ***
2351A213A33   AUDIO INTEGRATION - INSTALLATION - TWO-PLUG
              AUDIO JACKS IN THE FLIGHT DECK                          ***
2351A213B78   BOOM MICROPHONE HEADSETS - CAPTAIN, FIRST
              OFFICER AND FIRST OBSERVER - TELEX AIRMAN 750 -
              P/N 64300-200 - BFE/SPE                                 ***
2371-000009   NO MONITOR JACK IN THE WHEEL WELL                       ***
2371-000053   SOLID STATE VOICE RECORDER ED56A AND SOLID
              STATE MICROPHONE/MONITOR ED56A - ALLIEDSIGNAL -
              2 HOUR RECORDING TIME - P/N 980-6022-001 & P/N
              980-6116-001 - BFE/SPE                                  ***
2433-000007   STANDBY BUS - STANDARD CONFIGURATION                    ***
2433-000008   STANDBY BUS - CONNECTION OF AIR TRAFFIC CONTROL
              (ATC) NO. 1                                             ***
2433-000010   STANDBY POWER - 60-MINUTE CAPABILITY                    ***
2433-000093   STANDBY BUS - LOADS ADDITION - FMCS, CDS & DME          ***
2451-000036   GALLEY G1 POWER - 12 KVA                                ***
2451-000049   GALLEY G4B POWER - 29.25 KVA                            ***


P.A. No. 3032                         A-1-4                               S.A. 1
                               BOEING PROPRIETARY

Exhibit A-l to
Purchase Agreement No. 3032
Page 5


                                                                        2005
                                                                       $ Price
     CR                              Title                             Per A/C
-----------   ----------------------------------------------------   ----------
2511-000271   SECOND OBSERVER STATION, WITHOUT ARMRESTS - ADDITION   ***
2513-000369   ROLLER SUNSHADES - INSTALLATION - NUMBER 2 AND 3
              WINDOWS - FLIGHT DECK - SFE                            ***
2513-000433   CUPHOLDER - INSTALLATION - SFIRST OFFICER'S SIDEWALL
              WITHOUT PRINTER OR AUDIO SELECTOR PANEL                ***
2520B069A04   SFE CARPET MATERIAL DEFINITION                         ***
2520B069A05   SFE GALLEY AND ENTRYWAY MAT MATERIAL DEFINITION        ***
2523A051J13   PASSENGER SERVICE UNITS - 134 PASSENGER
              CONFIGURATION                                          ***
2524A051J03   FORWARD LEFT HAND FULL HEIGHT WINDSCREEN/STOWAGE
              UNIT                                                   ***
2524A051J04   FIXED PARTITION/CURTAIN CLASS DIVIDER - 134
              PASSENGER CONFIGURATION                                ***
2524A051J73   BFE FULL HEIGHT RH OUTBOARD CLOSET                     ***
2524A595A17   CURTAIN AND TRACK-BETWEEN GALLEY Gl AND FORWARD RH
              CLOSET                                                 ***
2524A595A18   CURTAIN AND TRACK-BETWEEN FORWARD RH CLOSET AND
              WINDSCREEN/STOWAGE UNIT                                ***
2524A595A19   CURTAIN AND TRACK-BETWEEN LAVATORIES LD AND LE         ***
2524B636A31   MP - FIXED CLASS DIVIDER, CENTERLINE CEILING STOWAGE
              COMPATIBLE                                             ***
2525A051I75   FIRST CLASS PASSENGER SEATlNG - 2 ROWS AT 38 INCH
              PITCH                                                  ***
2525A051I80   ECONOMY CLASS PASSENGER SEATING - FOR 126 PASSENGERS   ***
2525A051J59   ATTENDANT SEATS FOR 737NG                              ***
2525B636A32   MP - FIRST CLASS PASSENGER SEATING FABRIC REVISION     ***
2525B636H84   MP-PASSENGER SEATING BE AEROSPACE IN LIEU OF RECARO
              - BFE                                                  ***
2525C159C53   MP - PASSENGER SEATING - INSTALLATION - B/E
              AEROSPACE - CEA - 700                                  ***
2527A832A37   FLOOR COVERING - CARPET, SERGED EDGES                  ***
2528A332B99   FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT -
              PROVISIONED FOR PALLATIZED EQUIPMENT AND LIFE RAFTS    ***
2528A332C01   FIRST MID CABIN CENTER OVERHEAD STOWAGE COMPARTMENT
              - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE
              RAFTS                                                  ***
2528A332C03   SECOND MID-CABIN CENTER OVERHEAD STOWAGE
              COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT
              AND LIFE RAFTS                                         ***
2528A595A27   LITERATURE POCKETS - SEMI RIGID                        ***
2528A625E83   OVERHEAD STOWAGE BINS - WITH HANDRAIL AND TWO
              MAGAZINE RACKS                                         ***
2529A051I65   ATTENDENT WORKSTATION - LAVATORY LA                    ***
2529A051J41   ATTENDANT WORKSTATION - LAVATORY LD                    ***
2530A051I60   G1 GALLEY                                              ***
2530A051I61   G4B GALLEY                                             ***
2530A051J46   GALLEY BFE/SPE COMPONENTS - CEA 737-700                ***
2530B636H94   MP - GALLEY REVISION - HIGH SPEED OVEN                 ***
2540A051K18   LD LAVATORY - WITH BIFOLD DOORS                        ***
2540A051K20   LE LAVATORY - WTTH BIFOLD DOORS                        ***
254OA051K21   LA LAVATORY                                            ***


P.A. No.3032                          A-1-5                               S.A. 1
                               BOEING PROPRIETARY

Exhibit A-l to
Purchase Agreement No. 3032
Page 6


                                                                              2005
                                                                             $ Price
     CR                                 Title                                Per A/C
-----------   --------------------------------------------------------     ----------
2552-000117   CARGO COMPARTMENT NETS WITH NYLON TYPE WEB SUPPORTS          ***
2552-000233   FLOOR PANELS - FORWARD CARGO COMPARTMENT - 0.071 INCH
              THICKNESS ALUMINUM                                           ***
2552-000235   FLOOR PANELS - AFT CARGO COMPARTMENT - 0.071 THICKNESS       ***
2552-000253   CEILING LINER - FORWARD CARGO COMPARTMENT - 0.030
              THICKNESS BMS-8-223                                          ***
2552-000255   CEILING LINER - AFT CARGO COMPARTMENT - 0.030 THICKNESS
              BMS-8-223                                                    ***
2552-000259   UPPER SIDEWALL LINER - AFT CARGO COMPARTMENT - 0.045
              THICKNESS BMS 8-2                                            ***
2552A244B65   SIDEWALL LINER - FORWARD CARGO COMPARTMENT - 0.045
              THICKNESS BMS 8-2                                            ***
2552A244B66   LOWER SIDE WALL LINER - AFT CARGO COMPARTMENT - 0.045
              THICKNESS BMS 8-2                                            ***
2552A244B67   STA 731 BULKHEAD - 0.045 THICKNESS BMS 8-2                   ***
2560-000176   HALON FIRE EXTINGUISHER - FLIGHT DECK - WALTER KIDDE         ***
25600-00178   PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - SCOTT
              AVIATION - P/N 802300-14-BFE/SPE                             ***
2560-000190   FLASHLIGHTS WITH SHIELD, TWO - FLIGHT DECK - DME - P/N
              P2-07-0001-214-BFE/SPE                                       ***
2560-000269   CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER -
              CAPTAIN'S SEAT BACK                                          ***
2560A331A83   CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - AIR
              CRUISERS - P/N 63600-537-BFE/SPE                             ***
2560C390A45   MP - PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - BE
              AEROSPACE IN LIEU OF SCOTT AVIATION                          ***
2560C465A64   MP -PROTECTIVE BREATHING EQUIPMENT - INSTALLATION -
              FLIGHT DECK - B/E AEROSPACE - P/N 119003-11 SPE              ***
2562A051M47   OVERWATER EMERGENCY EQUIPMENT - 134 PASSENGER
              CONFIGURATION WITH 56-PERSON LIFERAFTS INSTALLED IN
              OVERHEAD STOWAGEBINS                                         ***
2562A625E58   OVER WATER EMERGENCY EQUIPMENT - THREE 56 PERSON LIFE
              RAFTS IN THE CENTER OVERHEAD STOWAGE UNITS                   ***
2562C434A88   MP - OVERWATER EMERGENCY EQUIPMENT - INSTL - EIGHT INFANT
              LIFE VESTS IN LIEU OF FOUR                                   ***
2562C59IA76   MP - OVER WATER EMERGENCY EQUIPMENT - SPE                    ***
2564A051K51   DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT       ***
2564B636A19   MP - DETACHABLE EMERGENCY EQUIPMENT LOCATION REVISIONS       ***
2564B636K06   MP - DETACHABLE BMERGENCY EQUIPMENT - AFT WALL MOUNTED
              SMOKEHOODS - BE AEROSPACE                                    ***
2564C160B34   MP - DETACHABLE EMERGENCY EQUIPMENT - INSTL - PASSENGER
              COMPARTMENT AM-SAFE EXTENSION/DEMO BELTS IN LIEU OF DAVID
              - BFE                                                        ***
2564C434B58   MP - SEAT BELT EXTENSION REPLACEMENT - AMSAFE - BFE          ***
2613A051K14   LAVATORY SMOKE DETECTORS - 737 - PART NUMBER PU90-461 WITH
              ATTENDANT CHIME/CALL LIGHT INTERFACE                         ***


P.A. No. 3032                        A-1-6                                 S.A.1
                               BOEING PROPRIETARY

Exhibit A-l to
Purchase Agreement No. 3032
Page 7


                                                                         2005
                                                                        $ Price
     CR                               Title                             Per A/C
-----------   -----------------------------------------------------   ----------
2622-000047   APU FIRE EXTINGUISHER BOTTLE - COMMOM WITH ENGINES      ***
2825-000002   COVER PLATE AND TUBING INSTALLATION - NO APU FUEL
              BOOST PUMP                                              ***
2841-000004   STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS   ***
2841-000012   FUEL QUANTITY INDICATORS ON RIGHT WING FUELING PANEL    ***
2844-000004   FUEL MEASURING STICKS IN LINEAR UNITS WITH CONVERSION
              TABLES IN KILOGRAMS                                     ***
2911-000041   ENGINE DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE -
              ABEX(10-62167)                                          ***
2911-000043   AC MOTOR-DRIVEN HYDRAULIC PUMPS - ABEX (10-60556)       ***
3041-000003   NO HEATED FLIGHT COMPARTMENT NUMBER 3 WINDOW            ***
3131-000143   ACCELEROMETER - Honeywell P/N 971-4193-001 - BFE/SPE    ***
3131-000187   DIGITAL FLIGHT DATA RECORDER - ALLIEDSIGNAL - 256
              WORDS PER SECOND MAXIMUM DATA RATE -
              P/N 980-4700-042 BFE/SPE                                ***
3131A218A54   DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) WITH
              ACMS CAPABILITY AND INTEGRATED OPTICAL DISKETTE
              DRIVE-TELEDYNE CONTROLS P/N 2233000-815-l -BFE/SPE      ***
3132-000098   AIRBORNE DATA LOADER/RECORDER - ARINC 615 -
              ALLIEDSIGNAL - 964-0401-016 BFE/SPE                     ***
3133-000045   MULTI-INPUT PRINTER - ALLIEDSIGNAL - ARINC 740 P/N
              8055515-4507 - BFE/SPE                                  ***
3133-000123   ARINC 740 PRINTER PROVISIONS IN THE FLIGHT DECK
              AISLESTAND                                              ***
3161-000070   ENGINE OIL QUANTITY DISPLAY - QUARTS - ENGINE DISPLAY   ***
3161-000133   ENGINE FUEL FLOW - FULL TIME DISPLAY - PRIMARY ENGINE
              DIAPLAY UNIT                                            ***
3161-000163   CONTROL SURFACE POSITION INDICATION - SYSTEMS DISPLAY   ***
3162-000018   ATTITUDE COMPARATOR - FLASHING - ADI                    ***
3162-000022   FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI      ***
3162-000028   RADIO ALTITUDE - BELOW ADI                              ***
3162-000030   RISING RUNWAY - DISPLAYED ON THE ADI                    ***
3162-000036   LANDING ALTITUDE REFERENCE BAR - PRIMARY FLIGHT
              DISPLAY                                                 ***
3162-000040   BARO MINIMUMS POINTER - DISPLAYED ON SELECTION OF
              RADIO ALTITUDE MINIMUMS - PRIMARY FLIGHT DISPLAY        ***
3162-000044   TCAS RESOLUTION ADVISORY - VSI                          ***
3162-000046   SINGLE CHANNEL AUTOPILOT ANNUNCIATION - ABOVE ADI       ***
3162-000051   ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR
              FLIGHT DIRECTOR MODE                                    ***
3162-000059   MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY    ***
3162-000064   RANGE ARCS - NAVIGATION DISPLAY                         ***
3162-000079   MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED -
              NAVIGATION DISPLAY                                      ***
3162-000084   TCAS 3 NM RANGE RING - NAVIGATION DISPLAY               ***
3162-000088   AIRSPEED BUG - ENABLED - 80 KNOT SETTING - MACH
              AIRSPEED INDICATOR                                      ***


P.A. No. 3032                         A-1-7                                S.A.1
                               BOEING PROPRIETARY

Exhibit A-l to
Purchase Agreement No. 3032
Page 8


                                                                    2005
                                                                   $ Price
     CR                             Title                          Per A/C
-----------   ------------------------------------------------   ----------
3162-000218   GROUND SPEED-DISPLAYED BELOW AIRSPEED TAPE
              WHEN MACH NUMBERS NOT DISPLAYED - PLIMARY FLIGHT
              DISPLAY                                            ***
3162-000355   VI AURAL CALLOUT - FLIGHT DECK                     ***
3162A213A02   CDS DISPLAY - PFD/ND FORMAT - OVER AND UNDER
              ENGINE PRESENTATION                                ***
3244-000008   SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER
              PANEL                                              ***
3245-000043   BRAKES - STEEL - ALLIEDSIGNAL                      ***
3245-000091   WHEELS AND TIRES - MAIN LANDING GEAR - WHEELS
              - ALLIEDSIGNAL - INSTALLATION WITH SFE 26 PR,
              225 MPH TIRES                                      ***
3245-000097   WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS
              - ALLEDSIGNAL - INSTALLATION WITH SFE 12 PR,
              225 MPH RADIAL TIRES                               ***
3245A452B25   MP-MAIN LANDING GEAR-HIGH GROSS WEIGHT WHEELS
              AND 28 PR TIRES-ALLIEDSIGNAL                       ***
3246-000018   BRAKE TEMPERATURE MONITORING SYSTEM                ***
3321-000001   PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL     ***
3324A694F77   NO SMOKING SIGN - PERMANENT ILLUMINATION-
              REVISION                                           ***
3342-000033   NOSE GEAR TAXI LIGHT - NO AUTOMATIC SWITCHOFF
              AT RETRACTION                                      ***
3342-000035   NOSE GEAR TAXI LIGHT - 250-WATT                    ***
3350A704A19   EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED
              - PHOTOLUMINESCENT                                 ***
3412-000022   DUAL ELEMENT NON-ASPIRATED TAT PROBE               ***
3423-000023   STANDBY ATTITUDE INDICATOR - SEXTANT AVIONIQUE
              - SFE                                              ***
3423B370A66   MP-INSTALL INTEGRATED STANDBY FLIGHT DISPLAY       ***
3430-000112   ILS/GPS MULTI-MODE RECEIVER(MMR) -
              ALLIEDSIGNAL - P/N 066-50029 - 1101 - BFE/SPE      ***
3430B859D32   MP - ILS/GPS MMR - REVISION - HONEYWELL MMR IN
              LIEU OF ALLIEDSIGNAL - BFE                         ***
3431A136A66   VHF NAV/DME CONTROL PANEL - INSTALLATION -
              BFE/SPE CABLES P/N G7500-03                        ***
3433-000044   RADIO ALTIMETER(RA) - ALLIEDSIGNAL INC - P/N
              066-50007-0101 - BFE/SPE                           ***
3433A083D65   MP-REPLACEMENT-THALES RADIO ALTIMETER IN LIEU
              OF ALLIEDSIGNAL RADIO ALTIMETER                    ***
3443-000036   SINGLE WEATHER RADAR CONTROL PANEL -
              ALLIEDSIGNAL P/N 2041223-0414 - BFE/SPE            ***
3443A218A16   SINGLE WEATHER RADAR SYSTEM - WITH PREDICTIVE
              WINDSHEAR - ALLIEDSIGNAL TRANSCEIVER P/N
              066-50008-0406 - BFE/SPE                            ***
3443B446C15   MP - SINGLE WEATHER RADAR CONTROL PANEL
              REVISION - ROCKWELL WITH MULTISCAN IN LIEU OF
              ALLIEDSIGNAL - BFE                                 ***
3443B446C16   MP - WEATHER RADAR - REPLACEMENT - MULTISCAN
              CAPABLE WEATHER RADAR TRANCEIVER AND ANTENNA
              DRIVE - ROCKWELL COLLINS IN LIEU OF
              ALLIEDSIGNAL - BFE                                 ***
3445A065A20   TCAS SYSTEM- ALLIEDSIGNAL TCAS COMPUTER P/N
              066-50000- 2220 - TCAS CHANGE 7 COMPLIANT -
              BFE/SPE                                            ***


P.A. No. 3032                         A-1-8                               S.A. 1
                               BOEING PROPRIETARY

Exhibit A-1 to
Purchase Agreement No. 3032
Page 10


                                                                         2005
                                                                        $ Price
     CR                               Title                             Per A/C
-----------  ------------------------------------------------------   ----------
3461A425A40  FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- VERTICAL       ***
             NAVIGATION PROFILE- ""VNAV ALT""- ENABLE
3511-000002  CREW OXYGEN CYLINDER - 76 CU. FT. CAPACITY               ***
3511-000012  REMOTE CREW OXYGEN FILL STATION                          ***
3511-000188  CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE-   ***
             CAPTAIN, FIRST OFFICER, AND TWO OBSERVERS - EROS -
             BFE/SPE
3811-000016  POTABLE WATER - SMALL CAPACITY TANK - SERVICEABLE TO 40  ***
             GALLONS
3811-000025  POTABLE WATER SYSTEM - ADDITIONAL FREEZE PROTECTION      ***
3812-000002  NO WATER QUANTITY GAUGE - WATER SERVICE PANEL            ***
3831-000024  NO GRAY WATER LEVEL DRAIN LINE ROUTING - FORWARD CARGO   ***
             HOLD
3832-000032  VACUUM WASTE SYSTEM - MONOGRAM TOILET ASSEMBLIES         ***
3832-000077  SENSOR FOULED LIGHT - VACUUM WASTE SYSTEM SERVICE PANEL  ***
3832-000078  NO WASTE, QUANTITY GAUGE - COVER PLATE                   ***
3910A637B86  AFT ELECTRONIC CONTROL PANEL ARRANGEMENT WITH ARINC 740  ***
             PRINTER - CEA - 757-700
3920-000039  NO E6 RACK INSTALLATION - COMPLETION OF BASELINE         ***
             AIRLINE AFT CARGO COMPARTMENT
5200-000037  HOLD-OPEN LOCK (UP-TO-RELEASE) - ENTRY AND SERVICE       ***
             DOORS
5300-000027  UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY           ***
5730C439A19  MP-WING TIP - INSTALL WINGLETS - AVIATION PARTNERS       ***
             BOEING (APB)-SPE
7110-000013  HAND PUMP FOR THRUST REVERSER COWL C-DUCTS - FLYAWAY     ***
             EQUIPMENT
7110A595A55  THRUST REVERSER DEACTIVATION KIT - 737-700 CEA           ***
7200-000115  CFM56-7 ENGINES - 7B20 RATING                            ***
7200-000224  SINGLE ANNULAR COMBUSTOR - CFM56-7 ENGINES               ***
7200-000415  CFMI INTERNATIONAL PROPULSION SYSTEM                     ***
7200A367B12  MP-CFM56-7 ENGINES WITH 7B22 RATING IN LIEU OF 7B24      ***
             RATING
7200A795A43  MP -CFM56-7 ENGINES - 7B22 RATING IN LIEU OF 7B20        ***
7200B572C87  MP - ENGINE - CFM56-7 ENGINES - 7B24 RATING IN LEU OF    ***
             7B22
7700-000024  DEBRIS MONITORING SYSTEM - CFM56-7B ENGINES              ***
7900-000116  LUBRICATING OIL-MOBIL JET II                             ***
MISC         INTERIOR ALLOWANCE

OPTIONS:                                                     TOTALS:  ***
251


P.A. NO. 3032                        A-1-10                                S.A.1
                               BOEING PROPRIETARY

                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                    CHINA EASTERN AIRLINES CORPORATION, LTD.

                  Exhibit A-2 to Purchase Agreement Number 3032

                          BLOCK B AND BLOCK D AIRCRAFT


P.A. No. 3032                          A-2                                 S.A.1
                               BOEING PROPRIETARY

                              AIRCRAFT CONFIGURATION

                              Dated APRIL 10, 2006

                                   relating to

                         BOEING MODEL 737-89P AIRCRAFT

     The Detail Specification is Boeing Detail Specification D019A001CEA38P-1 Revision B, dated October 3, 2005. Such Detail Specification will be comprised to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.


P.A. No. 3032                         A-2-1                                S.A.1
                               BOEING PROPRIETARY

(BOEING LOGO)

                                        THE BOEING COMPANY
                                        P.O. BOX 3707
                                        Seattle, WA 98124-2207

3032-02R1

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   Aircraft Model Substitution

Reference: Purchase Agreement No. 3032 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737 - 89P aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and Supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same Meaning as in the Purchase Agreement.

Subject to the terms and conditions herein, Customer may substitute the purchase of Boeing Model 737-800 aircraft (SUBSTITUTE AIRCRAFT) in place of any of the Block A or Block C Aircraft. Correspondingly, Customer may substitute the purchase of Boeing Model 737-700 aircraft (SUBSTITUTE AIRCRAFT) in place of any of the Block B or Block D Aircraft.

1.   Customer's Written Notice.

Customer will provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft,

     (a) no later than the first day of the month that is twelve months prior to the scheduled month of delivery of the Aircraft for which it will be substituted, provided that a Substitute Aircraft has been previously certified and delivered to Customer, or;

     (b) no later than the first day of the month that is fifteen months prior to the scheduled month of delivery of the Aircraft for which it will be substituted, if a Substitute Aircraft has not been previously certified and delivered to Customer.

P.A. No. 3032                  BOEING PROPRIETARY                          S.A 1

China Eastern Airlines Corporation, Ltd.
3032-02R1
Page 2


2.   Boeing's Production Capability.

Customer's substitution right is conditioned upon Boeing's having production capability for the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted.

Boeing will tentatively quote delivery positions for Substitute Aircraft to allow Customer to secure quotes from Buyer Furnished Equipment vendors, and Boeing to secure quotes from Seller Furnished Equipment vendors which supports the required on-dock dates. If Boeing is unable to manufacture the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer's consideration and written acceptance within thirty days of such offer.

3.   Definitive Agreement.

Customer's substitution right and Boeing's obligation in this Letter Agreement are further conditioned upon Customer's and Boeing's executing a definitive agreement for the purchase of the Substitute Aircraft within thirty (30) days of Customer's substitution notice to Boeing or of Customer's acceptance of an alternate delivery month in accordance with paragraph 2. above.

4.   Price and Advance Payments.

The Airframe Base Price, Optional Features Prices, Engine Price and Aircraft Basic Price will be adjusted to Boeing's and the engine manufacturer's the__ current prices for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft. The escalation indices and methodology used to estimate the Advance Payment Base Prices will be adjusted to Boeing's and the engine manufacturer's then-current provisions for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft.

If the Advance Payment Base Price for any Substitute Aircraft is higher than that of the Aircraft, Customer will pay to Boeing the amount of the difference as of the date of execution of the definitive agreement for the Substitute Aircraft. If the Advance Payment Base Price of the Substitute Aircraft is lower than that of the Aircraft, Boeing will retain any excess amounts previously paid by Customer until the next payment is due from Customer, at which point Customer may reduce the amount of such payment by the amount of the excess. In no case will Boeing refund or pay interest on any excess amounts created by virtue of Customer's exercise of the rights of substitution described in this agreement.

P.A. No. 3032                  BOEING PROPRIETARY                          S.A 1

China Eastern Airlines Corporation, Ltd.
3032-02R1
Page 3


5.   Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 3032                  BOEING PROPRIETARY                          S.A 1

China Eastern Airlines Corporation, Ltd.
3032-02R1
Page 4


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:                    , 2006
      -------------------


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Luo Chaogeng
   ----------------------------------
Its President


CHINA EASTERN AVIATION IMPORT & EXPORT
CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its President

P.A. No. 3032                  BOEING PROPRIETARY                          S.A 1

(BOEING LOGO)

                                        THE BOEING COMPANY
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-1122R1

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   Liquidated Damages - Non-Excusable Delay

Reference: Purchase Agreement No. 3032 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737-89P aircraft
           (the, Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Definition of Terms:

NON-EXCUSABLE DELAY: Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1.   LIQUIDATED DAMAGES

     ***

PA No. 3032                    BOEING PROPRIETARY                          S.A.1
Liquidated_Damages_Non-Excusable_Delay

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1122R1
Page 2


2.   Interest.

     ***

3.   Right of Termination.

     Customer will not have the right to refuse to accept delivery of any Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non-Excusable Delay for such Aircraft exceeds 180 days (Non-Excusable Delay Period). After such Non-Excusable Delay Period, either party may terminate the Purchase Agreement as to such Aircraft by written or telegraphic notice given to the other.

4.   Termination.

     If the Purchase Agreement is terminated with respect to any aircraft for a Non-Excusable Delay, Boeing will, in addition to paying Liquidated Damages and Interest as described above, promptly repay to Customer the entire principal amount of the advance payments received by Boeing for such Aircraft.

5.   Exclusive Remedies.

     The Liquidated Damages and Interest payable in accordance with Paragraphs 1 and 2 of this Letter Agreement, and Customers's right to terminate pursuant to this Letter Agreement are Customer's exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

P.A. No. 3032                  BOEING PROPRIETARY                          S.A.1
Liquidated_Damages_Non-Excusable_Delay

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1122R1
Page 3


6. Confidential Treatment

     Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidental. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 3032                  BOEING PROPRIETARY                          S.A.1
Liquidated_Damages_Non-Excusable_Delay

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1122R1
Page 4


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:                         , 2006
      ------------------------


CHINA EASTERN AIRLINES CORPORATION,
LTD.


By /s/ Luo Chaogeng
   ----------------------------------
Its President


CHINA EASTERN AVIATION IMPORT &
EXPORT CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its President

P.A. No.3032                   BOEING PROPRIETARY                         S.A. 1
Liquidated_Damages_Non-Excusable_Delay

(BOEING LOGO)

                                        THE BOEING COMPANY
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-1123R1

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject: Aircraft Performance Guarantees -- Block A, Block B, Block C and Block D Aircraft

Reference: Purchase Agreement No. 3032 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737-89P aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Customer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without prior written consent by Boeing.

P.A No. 3032                   BOEING PROPRIETARY                         S.A. 1
Aircraft Performance_Guarantees

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1123R1
Page 2


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                          , 2006
      -------------------------


CHINA EASTERN AIRLINES CORPORATION,LTD.


By /s/ Luo Chaogeng
   ----------------------------------
Its President


CHINA EASTERN AVIATION IMPORT & EXPORT
CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its President

P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
Aircraft Performance_Guarantees

Attachment A to Letter Agreement
No.6-1165-CKR-1123Rl
CFM56-7B22 Engines
Page 1


                          BLOCK A AND BLOCK C AIRCRAFT

               MODEL 737-79P WITH WINGLETS PERFORMANCE GUARANTEES

                  FOR CHINA EASTERN AIRLINES CORPORATION, LTD.

SECTION             CONTENTS
-------             --------
   1      AIRCRAFT MODEL APPLICABILITY
   2      FLIGHT PERFORMANCE
   3      MANUFACTURER'S EMPTY WEIGHT
   4      AIRCRAFT CONFIGURATION
   5      GUARANTEE CONDITIONS
   6      GUARANTEE COMPLIANCE
   7      EXCLUSIVE GUARANTEES

P.A. No. 3032                                                             S.A. 1
AERO-B-BBA4-M05-1009A                                                  SS06-0130

Attachment A to Letter Agreement
No.6-1165-CKR-1123Rl
CFM56-7B22 Engines
Page 2


1    AIRCRAFT MODEL APPLICABILITY

     The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-79P Aircraft with winglets and a maximum takeoff weight of 140,000 pounds (63,502 kilograms), a maximum landing weight of 128,000 pounds (58,059 kilograms), a maximum zero fuel weight of 120,500 pounds (54,657 kilograms), a fuel capacity of 6,875 U.S. Gallons (26,024 liters), and equipped with Boeing furnished CFM56-7B22 engines.

2    FLIGHT PERFORMANCE

2.1  TAKEOFF

2.1.1 ***

2.1.2 ***


PA NO. 3032                                                               S.A. 1
AERO-B-BBA4-M05.1009A                                                  SS06-0130

Attachment A to Letter Agreement
N0. 6-1165-CKR-1123R1
CFM56-7B22 Engines
Page 3


2.1.3 The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 35 degrees C, at an altitude of 75 feet, from a 11,811 foot runway, and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

        ***

        Conditions:

        ***

2.2     Landing

        ***

2.3     Speed

        ***

P.A. No. 3032                                                            S.A. 1
AERO-B-BBA4-MO5-1009A                                                  SS06-0130

Attachment A to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B22 Engines
Page 4


2.4     CRUISE FUEL MILEAGE

2.4.1   ***

2.4.2   ***

2.4.3   ***

P.A. No. 3032                                                            S.A. 1
AERO-B-BBA4-M05-1009A                                                  SS06-0130

Attachment A to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B22 Engines
Page 5


2.5  ALL ENGINE CLIMB

     ***

     Conditions and operating rules

     ***

     Climb: ***

P.A. No. 3032                                                             S.A. 1
AERO-B-BBA4-M05-1009A                                                  SS06-0130

Attachment A to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B22 Engines
Page 6


2.6  MISSION

2.6.1 MISSION PAYLOAD

     ***


P.A. No. 3032                                                             S.A. 1
AERO-B-BBA4-M05-1009A                                                  SS06-0130

Attachment A to Letter Agreement
No.6-1165-CKR-1123R1
CFM56-7B22 Engines
Page 7


     Cruise: ***

     Descent: ***

     Approach
     and Landing
     Maneuver:   ***

P.A. No. 3032                                                             S.A. 1
AERO-B-BBA4-M05-1009A                                                  SS06-0130

Attachment A to Letter Agreement
No.6-1165-CKR-1123R1
CFM56-7B22 Engines
Page 8


     ***

2.6.2 OPERATIONAL EMPTY WEIGHT BASIS

     ***

P.A. No. 3032                                                             S.A. 1
AERO-B-BBA4-MO5-1009A                                                  SS06-0130

Attachment A to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B22 Engines
Page 9


2.63 737-700 WEIGHT SUMMARY - CHINA EASTERN AIRLINES

                                                                  Pounds    (Kilograms)
                                                                ----------  -----------
Standard Model Specification MEW                                ***         ***
   Configuration Specification D019A001 Rev. C
      dated April 28, 2000                                      ***         ***
   Developmental Changes to Configuration Specification         ***         ***
   140 Tourist Class Passengers                                 ***         ***
   CFM56-7 Engines                                              ***         ***
   133,500 Pounds (60,554 kg.) Maximum Taxi Weight              ***         ***
   6,875 U.S. Gallons (26,024 L) Fuel Capacity                  ***         ***
Changes for China Eastern Airlines                              ***         ***
   Interior Change to 134 (8FC/126YC) Passengers*
      (Ref: LOPS-377-1187)                                      ***         ***
   Increase Maximum Taxi Weight to 140,500 lb. (63,729 kg.)     ***         ***
   HGW Main Gear                                                ***         ***
   60-Minute Standby Power Capability                           ***         ***
   Strengthened Cargo Compartment Panels and Linings            ***         ***
   Audio and Video Entertainment System                         ***         ***
   Centerline Overhead Stowage                                  ***         ***
   Winglets                                                     ***         ***
   Additional Accepted Change Requests                          ***         ***

CHINA EASTERN AIRLINES MANUFACTURER'S EMPTY WEIGHT (MEW)        ***         ***
   Standard and Operational Items Allowance
      (Paragraph 2.6.4)                                         ***         ***

CHINA EASTERN AIRLINES OPERATIONAL EMPTY WEIGHT (OEW)           ***         ***

                                                Quantity     Pounds      Pounds    (Kilograms)
                                               ----------  ----------  ----------  -----------
   First Class Doubles                         ***         ***         ***          ***
   Economy Class Triple                        ***         ***         ***          ***
   Economy Class Triple w/3 In-Arm Food Trays  ***         ***         ***          ***

P.A. No. 3032                                                             S.A. 1
AERO-B-BBA4-M05-1009A                                                  SS06-0130

Attachment A to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B22 Engines
Page 10


2.6.4 STANDARD AND OPERATIONAL ITEMS ALLOWANCE

                                                   Qty       Pounds      Pounds      Pounds    (Kilograms)
                                               ----------  ----------  ----------  ----------  -----------
STANDARD ITEMS ALLOWANCE                       ***         ***         ***         ***          ***
   Unusable Fuel                               ***         ***         ***         ***          ***
   Oil                                         ***         ***         ***         ***          ***
   Oxygen Equipment                            ***         ***         ***         ***          ***
      Passenger Portable                       ***         ***         ***         ***          ***
      Crew Masks                               ***         ***         ***         ***          ***
   Miscellaneous Equipment                     ***         ***         ***         ***          ***
      Crash Axe                                ***         ***         ***         ***          ***
      Megaphones                               ***         ***         ***         ***          ***
      Flashlights                              ***         ***         ***         ***          ***
      Smoke Hoods                              ***         ***         ***         ***          ***
      Seat Belt Extension                      ***         ***         ***         ***          ***
   Galley Structure & Fixed Inserts            ***         ***         ***         ***          ***

OPERATIONAL ITEMS ALLOWANCE                    ***         ***         ***         ***          ***
   Crew and Crew Baggage                       ***         ***         ***         ***          ***
      Flight Crew                              ***         ***         ***         ***          ***
      Cabin Crew                               ***         ***         ***         ***          ***
      Baggage                                  ***         ***         ***         ***          ***
      Briefcases                               ***         ***         ***         ***          ***
   Catering Allowance                          ***         ***         ***         ***          ***
      First Class                              ***         ***         ***         ***          ***
      Economy Class                            ***         ***         ***         ***          ***
   Passenger Service Equipment                 ***         ***         ***         ***          ***
   Portable Water - 40 USG                     ***         ***         ***         ***          ***
   Waste Tank Disinfectant                     ***         ***         ***         ***          ***
   Emergency Equipment                         ***         ***         ***         ***          ***
      Escape Slides - Forward                  ***         ***         ***         ***          ***
      Escape Slides - Aft                      ***         ***         ***         ***          ***
      Lifevests - Passengers and Crew          ***         ***         ***         ***          ***
      Lifevests - Infant                       ***         ***         ***         ***          ***
      Liferafts                                ***         ***         ***         ***          ***
      ELT                                      ***         ***         ***         ***          ***

TOTAL STANDARD AND OPERATIONAL ITEMS ALLOWANCE

P.A. No. 3032                                                             S.A. 1
AERO-B-BBA4-M05-1009A                                                  SS06-0130

Attachment A to Letter Agreement
NO. 6-1165-CKR-1123R1
CFM56-7B22 Engines
Page 11


3    MANUFACTURER'S EMPTY WEIGHT

     The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification D019A001CEA37P-1 plus one percent.

4    AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Revision H of Detail Specification D019A001CEA37P-1 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2 The Manufacture's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

     (1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

     (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5    GUARANTEE CONDITIONS

5.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 737-700 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 33, dated March 8, 2002.

P.A. No. 3032                                                             S.A. 1
AERO-B-BBA4-M05-1009A                                                  SS06-0130

Attachment A to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B22 Engines
Page 12


5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4 The takeoff and landing guarantees, and the takeoff portion of the mission guarantee are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category A brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Balanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

5.5 The speed, cruise fuel mileage, and all engine climb guarantees, and the climb, cruise and descent portions of the mission guarantee include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75 degrees F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 2,200 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 33 percent). The APU is turned off unless otherwise specified.

5.6 The speed, cruise fuel mileage, and all engine climb guarantees, and the climb, cruise and descent portions of the mission guarantee are based on an Aircraft center of gravity location of 22.2 percent of the mean aerodynamic chord.

5.7 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.5 pounds per US. gallon.

P.A. No. 3032                                                             S.A. 1
AERO-B-BBA4-M05-1009A                                                  SS06-0130

Attachment A to Letter Agreement
NO. 6-1165-CKR-1123R1
CFM56-7B22 Engines
Page 13


6    GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of
     Section 4 and the guarantee conditions of Section 5. Guarantee compliance will be shown for the units listed first, not for the units shown in parentheses.

6.2 Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-700.

6.3 Compliance with the speed, cruise fuel mileage, and all engine climb guarantees, and the climb, cruise and descent portions of the mission guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual Aircraft Report.

6.5 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.6 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

7    EXCLUSIVE GUARANTEES

     The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3032                                                             S.A. 1
AERO-B-BBA4-M05-1009A                                                  SS06-0130

Attachment B to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B26 Engines
Page 1


                          BLOCK B AND BLOCK D AIRCRAFT

               MODEL 737-89P WITH WINGLETS PERFORMANCE GUARANTEES

                  FOR CHINA EASTERN AIRLINES CORPORATION, LTD.

SECTION   CONTENTS
-------   --------
1         AIRCRAFT MODEL APPLICABILITY

2         FLIGHT PERFORMANCE

3         MANUFACTURER'S EMPTY WEIGHT

4         AIRCRAFT CONFIGURATION

5         GUARANTEE CONDITIONS

6         GUARANTEE COMPLIANCE

7         EXCLUSIVE GUARANTEES

P.A. No. 3032                                                             S.A. 1
AERO-B-BBA4-M05-1011                                                   SS05-0599

Attachment B to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B26 Engines
Page 2


1    AIRCRAFT MODEL APPLICABILITY

     The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-89P Aircraft with winglets and a maximum takeoff weight of 164,000 pounds (74,389 kilograms), a maximum landing weight of 144,000 pounds (65,317 kilograms), a maximum zero fuel weight of 136,000 pounds (61,688 kilograms), a fuel capacity of 6,875 U.S. Gallons (26,024 liters), and equipped with Boeing furnished CFM56-7B26 engines.

2    FLIGHT PERFORMANCE

2.1  TAKEOFF

2.1.1 ***

2.1.2 ***

P.A. No. 3032                                                             S.A. 1
AERO-B-BBA4-M05-1011                                                   SS05-0599

Attachment B to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B26 Engines
Page 3


***

2.1.3 The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 35 degrees C, at an altitude of 75 feet, from a 11,811 foot runway, and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

     ***

     Conditions:

     ***

2.2  LANDING

     ***

2.3  SPEED

     ***

P.A. No. 3032                                                             S.A. 1
AERO-B-BBA4-M05-1011                                                   SS05-0599

Attachment B to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B26 Engines
Page 4


               ***

P.A. No. 3032                                                              S.A.1
AERO-B-BBA4-M05-1011                                                   SS05-0599

Attachment B to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B26 Engines
Page 5


2.4  CRUISE FUEL MILEAGE

2.4.1 ***

2.4.2 ***

2.4.3 ***

P.A. No. 3032                                                              S.A.1
AERO-B-BBA4-M05-1011                                                   SS05-0599



Attachment B to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B26 Engines
Page 6


2.5  ALL ENGINE CLIMB

     ***

     Conditions and operating rules:

     ***


     Climb:              ***

P.A. No. 3032                                                              S.A.1
AERO-B-BBA4-M05-1011                                                   SS05-0599

Attachment B to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B26 Engines
Page 7


2.6    MISSION

2.6.1  MISSION PAYLOAD

       ***

P.A. No. 3032                                                              S.A.1
AERO-B-BBA4-M05-1011                                                   SS05-0599



Attachment B to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B26 Engines
Page 8


Cruise:                        ***

Descent:                       ***

Approach and Landing Maneuver: ***

P.A. No. 3032                                                              S.A.1
AERO-B-BBA4-M05-1011                                                   SS05-0599

Attachment B to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B26 Engines
Page 9


***

2.6.2 OPERATIONAL EMPTY WEIGHT BASIS

     ***

P.A. No. 3032                                                              S.A.1
AERO-B-BBA4-M05-1011                                                   SS05-0599

Attachment B to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B26 Engines
Page 10


2.6.3 737-800 WITH WINGLETS WEIGHT SUMMARY - CHINA EASTERN AIRLINES

                                                               Pounds     (Kilograms)
                                                             ----------   -----------
Standard Model Specification MEW                             ***          ***
   Configuration Specification D019A001 Rev.F
      dated August 29, 2003                                  ***          ***
   175 Tourist Class Passengers                              ***          ***
   CFM56-7 Engines                                           ***          ***
   156,000 Pounds (70,760 kg.) Maximum Taxi Weight           ***          ***
   6,875 U.S. Gallons (26,024.1) Fuel Capacity               ***          ***
   Changes for China Eastern Airlines                        ***          ***
   Interior Change to 158 (20FC/138YC) Passengers*
      (Ref: LOPS-378-1399)                                   ***          ***
   Increase Maximum Taxi Weight to 164,500 lb (74,615 kg.)   ***          ***
   Winglets                                                  ***          ***
   60-Minute Standby Power Capability.                       ***          ***
   Strengthened Cargo Compartment Panels and Linings         ***          ***
   Audio and Video Entertainment System                      ***          ***
   Centerline Overhead Stowage                               ***          ***
   Additional Accepted Change Requests                       ***          ***

CHINA EASTERN AIRLINES MANUFACTURER'S EMPTY WEIGHT(MEW)      ***          ***
   Standard and Operational Items Allowance
      (Paragraph 2.6.4)                                      ***          ***

CHINA EASTERN AIRLINES OPERATIONAL EMPTY WEIGHT(OEW)         ***          ***

                                                 Quantity      Pounds       Pounds     (Kilograms)
                                                ----------   ----------   ----------   -----------
* Seat Weight Included:
   First Class Doubles                          ***          ***          ***           ***
   Economy Class Triple                         ***          ***          ***           ***
   Economy Class Triple w/3 In-Arm Food Trays   ***          ***          ***           ***

P.A. No. 3032                                                              S.A.1
AERO-B-BBA4-M05-1011                                                   SS05-0599

Attachment B to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B26 Engines
PAGE 11


2.6.4 STANDARD AND OPERATIONAL ITEMS ALLOWANCE

                                                      Qty        Pounds       Pounds       Pounds     (Kilograms)
                                                  ----------   ----------   ----------   ----------   -----------
STANDARD ITEMS ALLOWANCE                          ***          ***          ***          ***           ***
   Unusable Fuel                                  ***          ***          ***          ***           ***
   Oil                                            ***          ***          ***          ***           ***
   Oxygen Equipment                               ***          ***          ***          ***           ***
      Passenger Portable                          ***          ***          ***          ***           ***
      Crew Masks                                  ***          ***          ***          ***           ***
   Miscellaneous Equipment                        ***          ***          ***          ***           ***
      Crash Axe                                   ***          ***          ***          ***           ***
      Megaphones                                  ***          ***          ***          ***           ***
      Flashlights                                 ***          ***          ***          ***           ***
      Smoke Hoods                                 ***          ***          ***          ***           ***
      Demo Pouch                                  ***          ***          ***          ***           ***
      Seat Belt Extension                         ***          ***          ***          ***           ***
   Galley Structure & Fixed Inserts               ***          ***          ***          ***           ***

OPERATIONAL ITEMS ALLOWANCE                       ***          ***          ***          ***           ***
   Crew and Crew Baggage                          ***          ***          ***          ***           ***
      Flight Crew                                 ***          ***          ***          ***           ***
      Cabin Crew                                  ***          ***          ***          ***           ***
      Baggage                                     ***          ***          ***          ***           ***
      Briefcases                                  ***          ***          ***          ***           ***
   Catering Allowance                             ***          ***          ***          ***           ***
      First Class                                 ***          ***          ***          ***           ***
      Economy Class                               ***          ***          ***          ***           ***
   Passenger Service Equipment                    ***          ***          ***          ***           ***
   Potable Water - 60 USG                         ***          ***          ***          ***           ***
   Waste Tank Disinfectant                        ***          ***          ***          ***           ***
   Emergency Equipment                            ***          ***          ***          ***           ***
      Escape Slides - Forward                     ***          ***          ***          ***           ***
      Escape Slides - Aft                         ***          ***          ***          ***           ***
      Lifevests - Passengers and Crew             ***          ***          ***          ***           ***
      Lifevests - Infant                          ***          ***          ***          ***           ***
      Liferafts                                   ***          ***          ***          ***           ***
      ELT                                         ***          ***          ***          ***           ***
TOTAL STANDARD AND OPERATIONAL ITEMS ALLOWANCES   ***          ***          ***          ***           ***

P.A. No. 3032                                                             S.A. 1
AERO-B-BBA4-M05-1011                                                   SS05-0599

Attachment B to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B26 Engines
Page 12


3    MANUFACTURER'S EMPTY WEIGHT

     The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification D019A001CEA38P-2 plus one percent.

4    AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the, Aircraft configuration as defined in Revision B of Detail Specification D019A001CEA38P-2 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2 The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

     (1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

     (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5    GUARANTEE CONDITIONS

5.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 737-800 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 33, dated March 8, 2002.

P.A. No. 3032                                                             S.A. 1
AERO-B-BBA4-M05-1011                                                  SS05-05599

Attachment B to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B26 Engines
Page 13


5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4 The takeoff and landing guarantees, and the takeoff portion of the mission guarantee are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category C brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Balanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

5.5 The speed, cruise fuel mileage, and all engine climb guarantees, and the climb, cruise and descent portions of the mission guarantee include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75 degrees F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 47 percent). The APU is turned off unless otherwise specified.

5.6 The speed, cruise fuel mileage, and all engine climb guarantees, and the climb, cruise and descent portions of the mission guarantee are based on an Aircraft center of gravity location of 26.2 percent of the mean aerodynamic chord.

5.7 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.5 pounds per U.S. gallon.

P.A. No. 3032                                                              S.A.1
AERO-B-BBA4-M05-1011                                                   SS05-0599

Attachment B to Letter Agreement
No. 6-1165-CKR-1123R1
CFM56-7B26 Engines
Page 14


6    GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of
     Section 4 and the guarantee conditions of Section 5. Guarantee compliance will be shown for the units listed first, not for the units shown in parentheses.

6.2 Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-800.

6.3 Compliance with the speed, cruise fuel mileage, and all engine climb guarantees, and the climb, cruise and descent portions of the mission guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual-Aircraft Report."

6.5 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.6 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the manufacturer's performance specification.

7    EXCLUSIVE GUARANTEES

     The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3032                                                              S.A.1
AERO-B-BBA4-M05-1011                                                   SS05-0599

(BOEING LOGO)

                                        The Boeing Company
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-1125R1

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   Special Matters

Reference: Purchase Agreement No. 3032 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737-89P aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

                                      ***

P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
Special_Matters

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1125R1
Page 2


     ***

P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
Special_Matters

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1125R1
Page 3


3.   ***

***

P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
Special_Matters

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1125R1
Page 4


5. Assignment. The Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer in consideration of Customer's becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

6. Confidential Treatment. Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
Special_Matters

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1125R1
Page 5


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                          , 2006
      -------------------------


CHINA EASTERN AIRLINES CORPORATION,
LTD.


By /s/ Luo Chaogeng
   ----------------------------------
Its
    ---------------------------------


CHINA EASTERN AVIATION IMPORT &
EXPORT CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its
    ---------------------------------

P.A. NO. 3032                  BOEING PROPRIETARY                         S.A. 1
SPECIAL MATTERS

(BOEING LOGO)

                                        THE BOEING COMPANY
                                        P. O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-1126R1

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   Payment Matters

Reference: Purchase Agreement No. 3032 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737-89P aircraft
           (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.   Advance Payments for the Aircraft.

     1.1 Deferral. It is understood that Customer's ability to make advance payments described in Article 4.2 of the purchase Agreement may be impacted due to monetary issues, therefore Boeing agrees that all advance payments due on the effective date of the Purchase Agreement, as specified in Article 4.2, and those shall become due until payment is actually made, may be referred until ten business days after Customer obtains government approval, by which time Customer will pay all advance payments specified in the Purchase Agreement as being due on or before that date.

     1.2 Default Interest. ***

P.A. NO. 3032                  BOEING PROPRIETARY                         S.A. 1
Payment Matters

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1126R1
Page 2


2.   Alternative Methodology.

     In the event that circumstances described in paragraph 1.2 above occur, Customer and Boeing agree that Customer may exercise an alternative method of compensation to Boeing. Such alternative method is described below.

     2.1 ***

     2.2 Default Procedure. In the event that Customer fails to make the accelerated advance payments in the amounts and on the dates established by the parties, or if the parties are unable to agree on the dates and amounts for the accelerated advance payments, the Customer shall pay interests described in paragraph 1.2 above.

3.   Confidential Treatment.

     Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
Payment Matters

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1126R1
Page 3


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   -------------------------------------
Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:                          , 2006
      -------------------------


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Luo Chaogeng
   -------------------------------------
Its
    ------------------------------------


CHINA EASTERN AVIATION IMPORT &
EXPORT CORPORATION


By /s/ Fan Erning
   -------------------------------------
Its
    ------------------------------------

P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
Payment Matters

(BOEING LOGO)

                                        THE BOEING COMPANY
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-1127R1

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   Incorporation Into China 2005 737 Package Purchase

Reference: Purchase Agreement No. 3032 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737-89P aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.   Definitions.

     ***

2.   Existing Agreement.

     ***

P.A. NO. 3032                  BOEING PROPRIETARY                         S.A. 1
Incorporation_Into_Package_Agreement

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1127R1
Page 2


3.   Possibility of Future China 2005 737 Package Purchase.

     ***

4.   Applicability of China 2005 737 Package Purchase to Customer.

     ***

5.   Limitations of Applicability of China 2005 737 Package Purchase Terms.

     ***

6.   Expiration.

     ***

P.A. NO. 3032                  BOEING PROPRIETARY                         S.A. 1
Incorporation_Into_Package_Agreement

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1127R1
Page 3


7.   Confidential Treatment.

     Boeing and Customer understands that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other parties, disclose this Letter Agreement or any information contained herein to any other person or entity except, (1) to those of their respective legal counsel, auditors, accountants, insurance brokers and other advisers who have a need to know the information for purpose of interpreting Customer's rights or interpreting or performing Customer's obligations under the Purchase Agreement, subject to such parties' written agreements that they will treat the information as confidential, (2) to a bank for the sole purpose of financing of the purchase of such Aircraft and subject to such bank's written agreement that it will treat the information as confidential, (3) as required by the rules of any stock market applicable to the parties on condition that the party wishing to make such disclosure shall first use reasonable efforts to seek relief from the risk of disclosure to competitors or others with whom either of the parties has business relations of information which might be detrimental to the interest of either of the parties, or (4) as may be required by applicable law.

P.A. No. 3032                 BOEING PROPRIETARY                          S.A. 1
Incorporation_Into_Package_Agreement

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1127R1
Page 4


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                          , 2006
      -------------------------


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Luo Chaogeng
   ----------------------------------
Its President


CHINA EASTERN AVIATION IMPORT & EXPORT
CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its President

P.A. No. 3032                 BOEING PROPRIETARY                          S.A. 1
Incorporation_Into_Package_Agreement

(BOEING LOGO)

                                        THE BOEING COMPANY
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-1128R1

China Eastern Airlines Corporation, Ltd.
2250 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   China 2005 737 Package Purchase

Reference: Purchase Agreement No. 3032 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737-89P aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing has established terms and conditions that define the "CHINA 2005 737 PACKAGE PURCHASE". Subject to those terms, Boeing agrees to consider the total quantity of model 737 aircraft purchased by two or more Chinese airlines on or before April 30, 2006, and to provide special business incentives if the combined quantity of model 737 aircraft purchased is equal to or greater than one hundred fifty(150) aircraft. The terms for the China 2005 737 Package Purchase are set forth below.

1. China 2005 737 Package Purchase.

     The following terms define the China 2005 737 Package Purchase.

     1.1 All model 737 aircraft must be under definitive agreement, recieved Chinese Government approval, board of directors approvals and shareholder approvals by March 31, 2006.

     1.2  All aircraft must be Model 737-700, 737-800 or 737-900ER aircraft.

P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
China_2005_737_Package_Purchase

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1128R1
Page 2


     1.3 The Base Airframe Price shall be as set forth in Table 1, Table 2, Table 3 and Table 4 to the Purchase Agreement.

     1.4 The special business incentives, as they apply to Customer, shall be as set forth in Letter Agreement 6-1165-CKR-1129R1, Special Matters - China 2005 737 Package Purchase, to the Purchase Agreement.

     1.5 The aircraft delivery positions, as they apply to Customer, shall be as set forth in Table 1, Table 2, Table 3 and Table 4 to the Purchase Agreement.

     1.6 The total number of model 737 aircraft purchased by the combined Chinese airlines shall be not less than one hundred fifty (150) airplanes.

2. Complete Requirements.

     The establishment of the China 2005 737 Package Purchase requires that all terms listed in paragraph 1 be satisfied. If any of the terms are not met, the China 2005 737 Package Purchase will not be created, and the business incentives referenced in paragraph 1 shall become null and void.

3. Confidential Treatment.

     Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
China_2005_737_Package_Purchase

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1128R1
Page 3


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                          , 2006
      -------------------------


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Luo Chaogeng
   ----------------------------------
Its President


CHINA EASTERN AVIATION IMPORT & EXPORT
CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its President

P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
China_2005_737_Package_Purchase

(BOEING LOGO)

                                        THE BOEING COMPANY
                                        P.O. Box 3707,
                                        Seattle, WA 98124-2207

6-1165-CKR-1129R1

China Eastern  Airlines  Corporation,  Ltd.
2550 Hongqiao Road
Shanghai  200335
People's Republic of China

Subject:   Special Matters - China 2005 737 Package Purchase

Reference: Purchase Agreement No. 3032 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737-89P aircraft (the Aircraft)

     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

     The credit memoranda described herein are provided by Boeing in consideration of the purchase of a combined quantity of not less than one hundred fifty (150) 737 aircraft by the airlines of China in the China 2005 737 Package Purchase, as set forth in Letter Agreement 6-1165-CKR-1128R1, China 2005 737 Package Purchase, to the Purchase Agreement.

     In the event all the terms of the China 2005-737 Package Purchase are satisfied, the credit memoranda described herein shall apply to the aircraft in lieu of those set forth in Letter Agreement 6-1165-CKR-1125R1, Special Matters, to the Purchase Agreement.

     ***

P.A. No. 3032                  BOEING PROPRIETARY
Special_Matters-China_2005_737_Package_Purchase

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1129R1
Page 2


     ***

2.   ***

P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
Special_Matters-China_2005_737_Package_Purchase

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1129R1
Page 3


4.   Confidential Treatment.

     Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 3032                   BOEING PROPRIETARY                        S.A. 1
Special_Matters-China_2005_737_Package_Purchase

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1129R1
Page 4


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                          , 2006
      -------------------------


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Luo Chaogeng
   ----------------------------------
Its President


CHINA EASTERN AVIATION IMPORT & EXPORT
CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its President

P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
Special_Matters-China_2005_737_Package_Purchase

(BOEING LOGO)

                                        The Boeing Company
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-1161

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   ***

Reference: (1) ***

           (2) ***

     ***

1.   ***

P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
CASC Technical Services Credit Memorandum

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1161
Page 2


***

2.   ***

3.   ***

4.   Confidential Treatment.

     Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.


P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
CASC Technical Services Credit Memorandum

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1161
Page 3


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   -------------------------------------
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: APRIL 10, 2006


CHINA EASTERN AIRLINES CORPORATION, LTD.


By
   -------------------------------------
Its
    ------------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT
CORPORATION


By /s/ Fan Erning
   -------------------------------------
Its
    ------------------------------------


CHINA AVIATION SUPPLIES IMPORT AND
EXPORT CORPORATION


By /s/ Zhu Haiping
   -------------------------------------
Its
    ------------------------------------

P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
CASC Technical Services Credit Memorandum

(BOEING LOGO)

                                        THE BOEING COMPANY
                                        P.O.Box 3707
                                        Seattle W/A 98124-2207

6-1165-CKR-1165

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   Government Approval-Block C and Block D Aircraft

Reference: Purchase Agreement No. 3032 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737-89P aircraft (the Aircraft)

     This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.   Government Approval. ***

2.   Effect of Termination. ***

P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
Government_Approval

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1165
Page 2


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                          , 2006
      -------------------------


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Luo Chaogeng
   ----------------------------------
Its
    ---------------------------------


CHINA EASTERN AVIATION IMPORT AND EXPORT
CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its
    ---------------------------------

P.A. No. 3032                  BOEING PROPRIETARY
Government_Approval

(BOEING LOGO)

                                        THE BOEING COMPANY
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-1185

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   Special Escalation Program

Reference: (1)  Purchase Agreement No. 3032 (the Purchase Agreement) between The
                Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737-89P aircraft (the Aircraft)

           (2) General Purchase Agreement AGTA-CAC-GPA-4 (the GPA) between The Boeing Company (Boeing) and China Aviation Supplies Import and Export Corporation, a wholly-owned subsidiary of the State-Owned Assets Supervision and Administration Commission of the State Council (CASC) relating to the sale and purchase of Boeing Model 737 aircraft and the fulfillment of the conditions that establish the "China 2005 737 Package Purchase"

     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

     The terms of this Letter Agreement shall apply if, and only if, the Reference 2 GPA has been definitized.

1.   Aircraft and Price Applicability.

     ***

2.   Airframe Price Adjustment.

     ***

P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
Special_Escalation_Program

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1185
Page 2


***

3.   ***

4.   ***

5.   ***

6.   Confidential Treatment.

     Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
Special_Escalation_Program

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1185
Page 3


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                          , 2006
      -------------------------


CHINA EASTERN AIRLINES CORPORATION,
LTD.


By /s/ Luo Chaogeng
   ----------------------------------
Its
    ---------------------------------


CHINA EASTERN AVIATION IMPORT &
EXPORT CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its
    ---------------------------------

P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
Special_Escalation_Program

Attachment 1 to
Letter Agreement 6-1165-CKR-1185

                       SPECIAL ESCALATION PROGRAM FACTORS

                                      ***

P.A. No. 3032                  BOEING PROPRIETARY                         S.A. 1
SPECIAL_ESCALATION_PROGRAM

(BOEING LOGO)

                                        THE BOEING COMPANY
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-1168

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   Loyal Customer Appreciation Credit Memorandum

Reference: (1)  Purchase Agreement No. 3032 (the Purchase Agreement) between The
                Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737-89P aircraft (the Aircraft)

           (2) General Purchase Agreement AGTA-CAC-GPA-4 (the GPA) between The Boeing Company (Boeing) and China Aviation Supplies Import and Export Corporation, a wholly-owned subsidiary of the State Assets Supervision and Administration Commission of the State Council (CASC) relating to the sale and purchase of Boeing Model 737 aircraft and the fulfillment of the conditions that establish the China 2005737 Package Purchase

                                      ***

1.   ***

LOYAL CUSTOMER APPRECIATION CREDIT MEMORANDUM                             S.A. 1
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1168
Page 2


     ***

2.   ***

3. Confidential Treatment.

     Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreeement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Loyal Customer Appreciation Credit Memorandum                             S.A. 1
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1168
Page 3


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                          , 2006
      -------------------------

CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Luo Chaogeng
   ----------------------------------
Its
    ---------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT
CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its
    ---------------------------------

Loyal Customer Appreciation Credit Memorandum
                               BOEING PROPRIETARY

(BOEING LOGO)

                                        THE BOEING COMPANY
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-1169

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   ***

Reference: (1)  Purchase Agreement No. 3032 (the Purchase Agreement) between The
                Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737-89P aircraft (the Aircraft)

           (2) General Purchase Agreement AGTA-CAC-GPA-4 (the GPA) between The Boeing Company (Boeing) and China Aviation Supplies Import and Export Corporation, a wholly-owned subsidiary of the State-Owned Assets Supervision and Administration Commission of the State Council (CASC) relating to the sale and purchase of Boeing Model 737 aircraft and the fulfillment of the condition that establish the China 2005 737 Package Purchase


***

1. ***

Additional_Training            BOEING PROPRIETARY                          S.A.1

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1169
Page 2


2.   ***

3.   ***

4.   ***


Additional_Training            BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1169
Page 3


     ***

5.   Confidential Treatment.

     Customer understands that certain commercial and financial information contained in this Letter agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Additional_Training            BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1169
Page 4


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                          , 2006
      -------------------------


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Luo Chaogeng
   ----------------------------------
Its
    ---------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT
CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its
    ---------------------------------

Additional_Training            BOEING PROPRIETARY

                          Supplemental Agreement No. 1

                                       to

                         PURCHASE AGREEMENT NUMBER 3032

                                  05GTBAP015US

                                     between

                               THE BOEING COMPANY

                                       and

                    CHINA EASTERN AIRLINES CORPORATION, LTD.

              Relating to Boeing Model 737-79P and 737-89P Aircraft

                                      with

               CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

     THIS SUPPLEMENTAL AGREEMENT, entered into as of the 10TH day of APRIL, 2006, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington (Boeing) and CHINA EASTERN AIRLINES CORPORATION, LTD. with its principal office in Shanghai, People's Republic of China (Customer),

                                   WITNESSETH:

     WHEREAS, the parties hereto entered into Purchase Agreement No. 3032 dated December 20, 2005, relating to Boeing Model 737-79P and 737-89P aircraft (the Aircraft), which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement;" and


P.A. No. 3032                         S1-1                                S.A. 1
                               BOEING PROPRIETARY

     WHEREAS, the parties desire to amend the Purchase Agreement as set forth herein in order to add sixteen Model 737 aircraft, consisting of eleven Model 737-79P aircraft, identified as Block C Aircraft, and five Model 737-89P aircraft, identified as Block D Aircraft; and to incorporate certain other elements relating to such Block C and Block D Aircraft; and

     WHEREAS, the parties desire to amend the Purchase Agreement as set forth herein in order to incorporate a revised aircraft configuration for the Model 737-79P Aircraft; and

     WHEREAS, the parties desire to amend the Purchase Agreement as set forth herein in order to incorporate additional business matters as applicable to the China 2005 737 Package Offer;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows.

1.   TABLE OF CONTENTS.

     The TABLE OF CONTENTS is deleted in its entirety and a new TABLE OF CONTENTS (attached) is substituted in lieu thereof.

2.   Purchase Agreement Articles.

     Pages 1 and 2 of the Purchase Agreement Articles are deleted in their entirety and new pages 1 and 2 of the Purchase Agreement Articles (attached) are substituted in lieu thereof. The pages are amended to reference the incorporation of "Table 3" and "Table 4" into the Purchase Agreement. The Block A, Block B, Block C and Block D Aircraft shall collectively be referred to as the Aircraft.

3. Table 1, "Aircraft Delivery, Description, Price and Advance Payments -- Block A Aircraft".

     Table 1, "Aircraft Delivery, Description, Price and Advance Payments -- Block A Aircraft", is deleted in its entirety and a new Table 1, "Aircraft Delivery, Description, Price and Advance Payments - Block A Aircraft", (attached) is substituted in lieu thereof.

4. Table 2. "Aircraft Delivery, Description, Price and Advance Payments -- Block B Aircraft".

     Table 2, "Aircraft Delivery, Description, Price and Advance Payments -- Block B Aircraft", is deleted in its entirety and a new Table 2, "Aircraft Delivery, Description, Price and Advance Payments - Block B Aircraft", (attached) is substituted in lieu thereof. The Table 2 is revised to reflect the applicable Detail Specification.


P.A. No. 3032                         S1-2                                S.A. 1
                               BOEING PROPRIETARY

5. Table 3, "Aircraft Delivery, Description, Price, and Advanced Payments -- Block C Aircraft".

     A new Table 3, "Aircraft Delivery, Description, Price and Advanced Payments -- Block C Aircraft", (attached) is added to the Purchase Agreement.

6. Table 4, "Aircraft Delivery, Description, Price, and Advanced Payments -- Block D Aircraft".

     A new Table 4, "Aircraft Delivery, Description, Price and Advanced Payments -- Block D Aircraft", (attached) is added to the Purchase Agreement.

7.   Exhibit A-1, "Aircraft Configuration -- Block A Aircraft"

     Exhibit A-1, "Aircraft Configuration -- Block A Aircraft" is deleted in its entirety and a new Exhibit A-l, "Aircraft Configuration -- Block A and Block C Aircraft", (attached), is substituted in lieu thereof.

8.   Exhibit A-2, "Aircraft Configuration -- Block B Aircraft"

     Pages A-2 and A-2-1 of Exhibit A-2, "Aircraft Configuration -- Block B Aircraft" are deleted in their entirety and new pages A-2 and A-2-1 of Exhibit A-2, "Aircraft Configuration -- Block B and Block D Aircraft", (attached), are substituted in lieu thereof.

9.   Letter Agreement 3032-02, "Aircraft Model Substitution".

     Letter Agreement 3032-02, "Aircraft Model Substitution", is deleted in its entirety and a new Letter Agreement 3032-02R1, "Aircraft Model Substitution", (attached), reflecting additional Block C and Block D Aircraft, is substituted in lieu thereof.

10.  Letter Agreement 6-1165-CKR-1122, "Liquidated Damages Non-Excusable Delay".

     Letter Agreement 6-1165-CKR-1122, "Liquidated Damages Non-Excusable Delay", is deleted in its entirety and a new Letter Agreement 6-1165-CKR-1122R1, "Liquidated Damages Non-Excusable Delay", (attached), reflecting additional Block C and Block D Aircraft, is substituted in lieu thereof.

11.  Letter Agreement 6-1165-CKR-1123, "Aircraft Performance Guarantees".

     Letter Agreement 6-1165-CKR-1123, "Aircraft Performance Guarantees", is deleted in its entirety and a new Letter Agreement 6-1165-CKR-1123R1, "Aircraft Performance Guarantees", (attached), reflecting additional Block C and Block D Aircraft, is substituted in lieu thereof.

12.  Letter Agreement 6-1165-CKR-1125, "Special Matters".

     Letter Agreement 6-1165-CKR-1125, "Special Matters", is deleted in its entirety and a new Letter Agreement 6-1165-CKR-1125R1, "Special Matters", (attached), adding Block Quantity and Loyal Customer Appreciation Credit Memoranda, is substituted in lieu thereof.


P.A. No. 3032                         S1-3                                S.A. 1
                               BOEING PROPRIETARY

13.  Letter Agreement 6-1165-CKR-1126, "Payment Matters".

     Letter Agreement 6-1165-CKR-1126, "Payment Matters", is deleted in its entirety and a new Letter Agreement 6-1165-CKR-1126R1, "Payment Matters", (attached), correcting references to Tables, is substituted in lieu thereof.

14. Letter Agreement 6-1165-CKR-1127, "Incorporation Into China 2005 737 Package Purchase".

     Letter Agreement 6-1165-CKR-1127, "Incorporation Into China 2005 737 Package Purchase", is deleted in its entirety and a new Letter Agreement 6-1165-CKR-1127R1, "Incorporation Into China 2005 737 Package Purchase", (attached), is substituted in lieu thereof.

15.  Letter Agreement 6-1165-CKR-1128, "China 2005 737 Package Purchase".

     Letter Agreement 6-1165-CKR-1128, "China 2005 737 Package Purchase", is deleted in its entirety and a new Letter Agreement 6-1165-CKR-1128R1, "China 2005 737 Package Purchase", (attached), is substituted in lieu thereof.

16. Letter Agreement 6-1165-CKR-1129, "Special Matters - China 2005 737 Package Purchase".

     Letter Agreement 6-1165-CKR-1129, "Special Matters - China 2005 737 Package Purchase", is deleted in its entirety and a new Letter Agreement 6-1165-CKR-1129R1, "Special Matters - China 2005 737 Package Purchase", (attached), is substituted in lieu thereof.

17.  Letter Agreement 6-1165-CKR-1161, "CASC Technical Services Credit
     Memorandum".

     New Letter Agreement 6-1165-CKR-1161, "CASC Technical Services Credit Memorandum", (attached) is incorporated into the Purchase Agreement.

18. Letter Agreement 6-1165-CKR-1165, "Government Approval -- Block C and Block D Aircraft".

     New Letter Agreement 6-1165-CKR-1165, "Government Approval - Block C and Block D Aircraft", (attached) is incorporated into the Purchase Agreement.

19.  Letter Agreement 6-1165-CKR-1185, "Special Escalation Program".

     New Letter Agreement 6-1165-CKR-1185, "Special Escalation Program", (attached) is incorporated into the Purchase Agreement.


P.A. No. 3032                         Sl-4                                S.A. 1
                               BOEING PROPRIETARY

     The Purchase Agreement shall be amended to the extent provided herein and, as so amended, shall continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the attachments to this Supplemental Agreement, the terms of the attachments will control.

EXECUTED IN QUADRUPLICATE as of the day and year first above written.

THE BOEING COMPANY                      CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ C.K. Ruddle                      By
   ----------------------------------      -------------------------------------
Its Attorney-In-Fact                    Its
                                            ------------------------------------


CHINA EASTERN AVIATION IMPORT &
EXPORT CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its
    ---------------------------------


CHINA AVIATION SUPPLIES IMPORT AND
EXPORT CORPORATION


By /s/ Zhu Haiping
   ----------------------------------
Its
    ---------------------------------


P.A. No. 3032                         Sl-5                                S.A. 1
                               BOEING PROPRIETARY

                               TABLE OF CONTENTS

                                                                            SA
                                                                          NUMBER
                                                                          ------
ARTICLES
   1.      Quantity, Model and Description                                S.A. 1
   2.      Delivery Schedule                                              S.A. 1
   3.      Price                                                          S.A. 1
   4.      Payment                                                        S.A. 1
   5.      Miscellaneous                                                  S.A. 1

TABLE
   1.      Aircraft Information Table - Block A Aircraft                  S.A. 1
   2.      Aircraft Information Table - Block B Aircraft                  S.A. 1
   3.      Aircraft Information Table - Block C Aircraft                  S.A. 1
   4.      Aircraft Information Table - Block D Aircraft                  S.A. 1
EXHIBIT
   A-l.    Aircraft Configuration - Block A and Block C Aircraft          S.A. 1
   A-2.    Aircraft Configuration - Block B and Block D Aircraft          S.A. 1
   B.      Aircraft Delivery Requirements and Responsibilities            S.A. 1

SUPPLEMENTAL EXHIBITS
   AE1.    Escalation Adjustment/Airframe and Optional Features
   BFE1.   BFE Variables
   CS1.    Customer Support Variables
   EE1.    Engine Escalation/Engine Warranty and Patent Indemnity
   SLP1.   Service Life Policy Components


P.A. No. 3032                           i                                 S.A. 1
                               BOEING PROPRIETARY

                                                                            SA
LETTER AGREEMENTS                                                         NUMBER
-----------------                                                         ------
3032-01             737 Spare Parts Initial Provisioning                  S.A. 1
3032-02R1           Aircraft Model Substitution                           S.A. 1
6-1165-CKR-1122R1   Liquidated Damages Non-Excusable Delay                S.A. 1
6-1165-CKR-1123R1   Aircraft Performance Guarantees                       S.A. 1
6-1165-CKR-1124     Promotional Support                                   S.A. 1
6-1165-CKR-1125R1   Special Matters                                       S.A. 1
6-1165-CKR-1126R1   Payment Matters                                       S.A. 1
6-1165-CKR-1127R1   Incorporation Into China 2005 737 Package Purchase    S.A. 1
6-1165-CKR-1128R1   China 2005 737 Package Purchase                       S.A. 1
6-1165-CKR-1129R1   Special Matters - China 2005 737 Package Purchase     S.A. 1
6-1165-CKR-1161     CASC Technical Services Credit Memorandum             S.A. 1
6-1165-CKR-1165     Government Approval - Block C and Block D Aircraft    S.A. 1
6-1165-CKR-1185     Special Escalation Program                            S.A. 1


P.A. No. 3032                          ii                                 S.A. 1
                               BOEING PROPRIETARY